UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2011

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A

(Address of principal executive offices)
1055 West Hastings Street, Suite 2200
Vancouver, British Columbia V6E 2E9
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404

(Registrant’s telephone number, including area code)  (877) 848-3866

NO CHANGE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.            REGULATION FD DISCLOSURE.

Lions Gate Entertainment Corp. (the “Company”) is providing the following information that was prepared in connection with investor meetings to be held by the Company:

The “borrowing base” under the 10.25% Senior Secured Second-Priority Notes due 2016 (the “Second-Lien Notes”) issued by Lions Gate Entertainment Inc., a wholly-owned subsidiary of the Company, as of December 31, 2010, is $887.6 million.

“Borrowing base” is a measurement used in connection with determining compliance with certain covenants under the indenture governing the Second-Lien Notes.  Borrowing base includes receivables contributed by major media companies and unsold rights for the Company’s library content (based on an independent valuation which is typically conducted annually).  The receivables included within the borrowing base are divided into various classes of collateral based on, among other things, the size, location and creditworthiness of the debtor owing the receivable.  Depending on the collateral class for a receivable, a certain percentage ranging from 50% to 100% of such receivable is permitted to be included in the Company’s borrowing base under the indenture governing the Second-Lien Notes.  “Gross borrowing base” assumes that 100% of all receivables are included in the borrowing base, regardless of their collateral class, as well as 100% of the unsold rights for the Company’s library content.  As of December 31, 2010, the “gross borrowing base” is $1,246.9 million.  The “borrowing base” reflects the actual percentage of receivables (which may be less than 100%) that are permitted to be included in the calculation of the borrowing base under the indenture governing the Second-Lien Notes, based on the collateral class of such receivables and 50% of the unsold rights for the Company’s library content.

The Company is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lions Gate Entertainment Corp. (Registrant)
Date: April 27, 2011
	By:	/s/ Wayne Levin
		Name:	Wayne Levin
		Title:	General Counsel